UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 23, 2013 (September 18, 2013)

________________________________

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement

On September 20, 2013, the Registrant entered into a Consulting Agreement with Mr. John P. Rathbone pursuant to which Mr. Rathbone will, as requested by the Registrant, provide consulting services following his retirement with respect to various business matters, including strategic acquisitions and dispositions, capital raising activities and major financings, and business strategy planning.  The term of the Consulting Agreement is one year and may be renewed for an additional year upon mutual agreement between the Registrant and Mr. Rathbone.  Pursuant to the Consulting Agreement, Mr. Rathbone also agreed not to compete with the Registrant or solicit employees or customers of the Registrant for three years.  Mr. Rathbone will receive fees of $550,000 for his consulting services during the initial one-year term, as set forth in the Consulting Agreement.  The Consulting Agreement is attached hereto as Exhibit 10.1.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 18, 2013, Mr. John P. Rathbone provided the Board of Directors notice of his intent to retire from his position as Executive Vice President and Chief Financial Officer of Norfolk Southern effective November 1, 2013.  Ms. Marta R. Stewart, currently Vice President and Treasurer, has been appointed Executive Vice President and Chief Financial Officer effective November 1, 2013.  Norfolk Southern issued a Press Release on September 20, 2013, announcing this action.  The press release is attached hereto as Exhibit 99.1.

Ms. Stewart, 55, has been employed by Norfolk Southern since 1983, and she has served as Vice President and Treasurer since April 1, 2009.  Prior to that, she served as Vice President and Controller from December 1, 2003, until April 1, 2009.

Also on September 20, 2013, Mr. Thomas E. Hurlbut, currently Vice President Audit and Compliance, was appointed as Vice President and Controller of the Registrant, effective November 1, 2013. The current Vice President and Controller of the Registrant, Mr. Clyde H. Allison, Jr., has been appointed as Vice President Audit and Compliance, effective November 1, 2013.  Norfolk Southern issued a Press Release on September 23, 2013, announcing this action.  The press release is attached hereto as Exhibit 99.2.

Mr. Hurlbut, 48, has been employed by Norfolk Southern since 1992, and he has served as Vice President Audit and Compliance since February 1, 2010.  Prior to that, he served as Assistant Vice President Internal Audit from February 1, 2008, until February 1, 2010.

Norfolk Southern confirms, as required by regulations under the Securities and Exchange Act of 1934, that (1) there is no family relationship between Ms. Stewart or Mr. Hurlbut and any director or executive officer of Norfolk Southern, (2) there was no arrangement or understanding between Ms. Stewart or Mr. Hurlbut and any other person pursuant to which either was elected to his or her respective position with Norfolk Southern, and (3) there is no transaction between Ms. Stewart or Mr. Hurlbut and Norfolk Southern that would require disclosure under Item 404(a) of Regulation S-K.  No material plan, contract or arrangement (whether or not written) to which Ms. Stewart or Mr. Hurlbut is a party or a participant was entered into or materially amended in connection with their appointments, and neither Ms. Stewart nor Mr. Hurlbut received any grant or award or any modification thereto, under any such plan, contract or arrangement in connection with such event.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

 The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated September 20, 2013.

99.2	Press Release dated September 23, 2013.
10.1	Consulting Agreement by and between Norfolk Southern Corporation and John P. Rathbone dated September 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                    /s/ Howard D. McFadden

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date:  September 23, 2013

                                                                 EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 20, 2013.

99.2	Press Release dated September 23, 2013.
10.1	Consulting Agreement dated September 18, 2013.